Filed pursuant to Rule 497(a)
File No. 333-166012
Rule 482ad
Fifth Street Finance Corp. Commences
Public Offering of Common Stock
WHITE PLAINS, N.Y., June 20, 2011 — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) today announced that it has commenced a public offering of 5,000,000 shares of its common stock. Fifth Street plans to grant the underwriters for the offering an option to purchase up to an additional 750,000 shares of common stock to cover over-allotments, if any. All shares will be offered by Fifth Street. UBS Investment Bank, RBC Capital Markets and Deutsche Bank Securities will act as joint book-running managers for the offering.
Fifth Street intends to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes. Fifth Street may also use a portion of the net proceeds from this offering to repay its outstanding indebtedness.
The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: UBS Investment Bank, 299 Park Avenue, New York, NY 10171 (Attn: Prospectus Department or (888) 827-7275); RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281 (Attn: Prospectus Department); and Deutsche Bank Securities Inc., 100 Plaza One, Jersey City, NJ 07311 (Attn: Prospectus Department, (800) 503-4611 or prospectus.cpdg@db.com). Investors are advised to carefully consider the investment objective, risks and charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street Finance Corp., including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in Fifth Street Finance Corp.’s prospectus supplement and accompanying prospectus. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Executive Director, Investor Relations (914) 286-6811 stacey@fifthstreetfinance.com